                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
by
                                                 Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12
INVESMENT COMPANY OF AMERICA
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
------------------------------------------------------------------------------
-
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    ---------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
    ---------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ---------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    ---------------------------------------------------------------------------
    (5) Total fee paid:
    ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    ---------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
    ---------------------------------------------------------------------------
    (3) Filing Party:
    ---------------------------------------------------------------------------
    (4) Date Filed:
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Notes:


                       THE INVESTMENT COMPANY OF AMERICA
                                    ________
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1998
                                    ________
TO THE SHAREHOLDERS OF
THE INVESTMENT COMPANY OF AMERICA:

 The Annual Meeting of Shareholders of The Investment Company of America (the "Company") will be held at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on Tuesday, April 28, 1998 at 10:00 A.M., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

(1) election of a board of 13 Directors;

(2) ratification of the selection of Price Waterhouse LLP as the independent accountant for the Company for the year ending December 31, 1998; and

(3) such other matters as may properly come before the meeting.

 The Board of Directors has fixed March 2, 1998, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

 THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE ANNUAL MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Directors,

VINCENT P. CORTI
SECRETARY

March 16, 1998


                                 IMPORTANT

     SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                       THE INVESTMENT COMPANY OF AMERICA
              333 South Hope Street, Los Angeles, California 90071
                                    ________
                                PROXY STATEMENT
                ANNUAL MEETING OF SHAREHOLDERS - APRIL 28, 1998
                                    ________

 The enclosed Proxy is solicited by the Board of Directors of the Company in connection with the Annual Meeting of Shareholders to be held on Tuesday, April 28, 1998. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. Anyone having submitted a Proxy may revoke it prior to its exercise, either by filing with the Company a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

 At the close of business on March 2, 1998, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 1,408,059,467 Common shares of capital stock, $1 par value per share, the only authorized class of voting securities of the Company (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Company to own beneficially 5% or more of the outstanding Shares of the Company.

 This Proxy Statement was first mailed to shareholders on or about March 16, 1998. The Company's Annual Report for the year ended December 31, 1997, including financial statements, has been mailed to shareholders. The Annual Report is not to be regarded as proxy solicitation material or as part of this Proxy Statement.

 With respect to the election of directors (Item 1), the 13 nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Item 2 is the affirmative vote of the lesser of (a) 67% or more of all Shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting Shares are present or represented by proxy, or (b) more than 50% of all outstanding voting Shares on the record date.

 If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated directors and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Where brokers holding Company Shares for their customers in so-called "Street Name" have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1. Election of Directors

 Thirteen directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. All of the nominees for director except William R. Grimsley and R. Michael Shanahan were elected by shareholders at their last Annual Meeting on April 29, 1997. Mr. Grimsley has served the Company as an officer since 1987 and as a portfolio counselor since 1972. Mr. Shanahan has served the Company as an officer since 1994 and as a portfolio counselor since 1991 (plus 13 years as an investment professional prior to becoming a portfolio counselor). Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

Name of Nominee              Current Principal          Year          Memberships on Boards of Other      Shares
(Position with Company)      Occupation and             First         Registered Investment               Beneficially
and Age                      Principal Employment       Elected a     Companies and Publicly Held         Owned,
                             During Past Five           Director      Companies                           Directly or
                             Years #                                                                      Indirectly, at
                                                                                                          March 5, 1998

Mr. Charles H. Black         Private investor and       1981          The American Funds Group            39,562
/1//3/                       consultant; former                       (Director/Trustee of 2 other
(Director)                   Executive Vice                           funds) JMC Group, Inc.
71                           President and                            Pacific Stock Exchange
                             Director, KaiserSteel                    (Public Governor)
                             Corporation                              Wilshire Technologies, Inc.

Ms. Ann S. Bowers /2/        Senior Trustee, The        1991                                              36,779
/3/                          Noyce Foundation;
(Director)                   Trustee, Cornell
60                           University

Dr. Malcolm R. Currie        Chairman Emeritus,         1992          LSI Logic Corporation               18,351
/3/                          Hughes Aircraft                          Unocal Corporation
(Director)                   Company; Chairman of                     SM&A (Steven Myers & Assoc.)
71                           the Board of
                             Trustees, University
                             of Southern
                             California

Mr. William R.               Senior Vice President      (Nominee)     The American Funds Group            16,661+
Grimsley*                    and Director, Capital                    (Director/Trustee of 3 other
(Senior Vice President       Research and                             funds)
and Director Nominee)        Management Company
59

Mr. Jon B. Lovelace,         Vice Chairman of the       1959          The American Funds Group            41,667+
Jr.*                         Board, Capital                            (Director of 3 other funds)
(Chairman of the             Research and
 Board)                      Management Company
71

Prof. John G. McDonald       The IBJ Professor of       1976          The American Funds Group            9,057
/1/ /2/ /3/                  Finance, Graduate                         (Director/Trustee of 6 other
(Director)                   School of Business,                      funds)
60                           Stanford University                      Emerging Markets Growth Fund
                                                                      Scholastic Corporation
                                                                      Varian Associates, Inc.
                                                                      Trinet Corp.

Ms. Bailey Morris-Eck        Senior Vice                1993                                              2,240
/1/ /3/                      President, the
(Director)                   Brookings
53                           Institution; Visiting
                             Fellow, Institute for
                             International
                             Economics;
                             Consultant, The
                             Independent of London

Mr. Richard G. Newman        Chairman of the            1996          The American Funds Group            12,450
/1/ /3/                      Board, President and                      (Director/Trustee of 12 other
(Director)                   CEO, AECOM Technology                    funds) Southwest Water Company
63                           Corporation
                             (architectural
                             engineering)

Mr. William C. Newton*       Senior Partner, The        1985                                              46,128+
(President and               Capital Group
Director)                    Partners, L.P.;
67                           former Vice Chairman
                             of the Board, Capital
                             Research and
                             Management Company

Mr. James W. Ratzlaff*       Senior Partner, The        1991          The American Funds Group            5,756+
(Executive Vice              Capital Group                             (Director of 7 other funds)
President                    Partners, L.P.,
and Director)                former Vice Chairman
61                           of the Board, Capital
                             Research and
                             Management Company

Dr. Olin C. Robison /1/      President of the           1987          The American Funds Group            1,523
/2/ /3/                      Salzburg Seminar;                         (Director of 2 other funds)
(Director)                   President Emeritus,
61                           Middlebury College

Mr. R. Michael               Chairman of the Board      (Nominee)     The American Funds Group            8,331+
Shanahan*                    and Principal                            (Director of 1 other fund)
(Senior Vice President       Executive Officer,
and Director Nominee)        Capital Research and
59                           Management Company

Dr. William J. Spencer       Chairman and Chief         1997          Adobe Systems, Inc.                 6,606
/1/ /3/                      Executive Officer,
(Director)                   SEMATECH (research
67                           and development
                             consortium); Trustee,
                             William Jewell
                             College; Associated
                             Universities, Inc.


___________

# Corporate positions, in some instances, may have changed during this period.

* Is considered an "interested person" of the Company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+ Includes Shares beneficially held under a master retirement plan.

/1/ The Company has an Audit Committee composed of the above-designated directors. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

/2/ The Company has a Nominating Committee composed of the above-designated directors. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Company. (Pursuant to rule 12b$1, the selection and nomination of directors who are not "interested persons" of the Company must be committed to the discretion of the non-interested directors then in office.) While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Company, c/o the Company's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

/3/ The Company has a Contracts Committee composed of all directors who are not considered to be "interested persons" of the Company within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Company proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

 Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

 There were seven Board of Directors, two Audit Committee, two Nominating Committee and one Contracts Committee meetings during the year ended December 31, 1997. All incumbent directors attended at least 80% of all Board meetings and meetings of the committees of which they were members.

 The Company has an Advisory Board currently composed of six persons, all of whom were appointed by the Board of Directors. These individuals are, in the judgment of the Board of Directors, knowledgeable about political and economic matters. In addition to holding meetings from time to time with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, may consult from time to time with the Investment Adviser. Members of the Advisory Board, however, possess no authority or responsibility with respect to the Company's investments or management.

 The Company pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.


                             Director Compensation

Director or Nominee            Aggregate Compensation      Total Compensation          Total Number of Fund
                               (including Voluntarily      (including Voluntarily      Boards on which
                               Deferred                    Deferred                    Director Serves/2/
                               ompensation/1/)             Compensation/1/)
                               from the Company            from All Funds Managed
                               during Fiscal Year          by Capital Research
                               ended 12/31/97              and Management Company
                                                           for the year ended
                                                           12/31/97

Mr. Charles H. Black           $62,800                     $122,300                    3

Ms. Ann S. Bowers              59,100                      59,100                      1

Dr. Malcolm R. Currie          52,600 (deferred)/3/        52,600 (deferred)           1

Mr. William R. Grimsley        none/4/                     none/4//                    4

Mr. Jon B. Lovelace, Jr.       none/4/                     none/4/                     4

Prof. John G. McDonald         62,900 (deferred)/3/        162,400 (deferred)          8

Ms. Bailey Morris-Eck          53,800                      53,800                      1

Mr. Richard G. Newman          51,950 (deferred)/3/        97,600 (deferred)           13

Mr. William C. Newton          none/4/                     none/4/                     1

Mr. James W. Ratzlaff          none/4/                     none/4/                     8

Dr. Olin C. Robison            53,400                      80,900                      3

Mr. R. Michael Shanahan        none/4/                     none/4/                     2

Dr. William J. Spencer         51,200 (deferred)/3/        51,200 (deferred)           1


___________

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Company in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

/2/ Includes funds managed by Capital Research and Management Company and affiliates.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Company (plus earnings thereon) as of the fiscal year ended December 31, 1997 for participating directors is as follows:
Malcolm R. Currie ($114,734), John G. McDonald ($262,554), Richard G. Newman ($98,378) and William J. Spencer ($58,173). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Company until paid to the director.

/4/ William R. Grimsley, Jon B. Lovelace, Jr., William C. Newton, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Company's Investment Adviser and, accordingly, receive no remuneration from the Company.


                            Other Executive Officers

Name (Position with Company)              Principal Occupation /1/            Officer
and Age                                                                       Continuously
                                                                              Since /2/

Mr. Gregg E. Ireland                      Capital Research and                1994
(Vice President)                          Management Company,
48                                        Senior Vice President

Ms. Anne M. Llewellyn                     Capital Research and                1984
(Vice President)                          Management Company,
50                                        Associate

Mr. James B. Lovelace                     Capital Research and                1994
(Vice President)                          Management Company,
41                                        Senior Vice President

Mr. Donald D. O'Neal                      Capital Research and                1994
(Vice President)                          Management Company,
37                                        Vice President

Ms. Patricia L. Pinney                    Capital Research Company,           1995
(Vice President)                          Vice President
41

Mr. Vincent P. Corti                      Capital Research and                1994
(Secretary)                               Management Company,
41                                        Vice President, Fund Business
                                          Management Group

Ms. Mary C. Hall                          Capital Research and                1985
(Treasurer)                               Management Company,
40                                        Senior Vice President, Fund
                                          Business
                                          Management Group


___________

/1/ The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

/2/ Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

 No officer, director or employee of the Investment Adviser receives any remuneration from the Company. All directors and officers as a group owned beneficially fewer than 1% of the Shares outstanding on March 2, 1998.

2. Ratification of the Selection of Price Waterhouse LLP as Independent Public Accountant for the Year 1998

 Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the Company as that term is defined in the 1940 Act) of the firm of Price Waterhouse LLP as independent public accountant for the Company for the year 1998. In addition to normal audit services, Price Waterhouse LLP provides services in connection with the preparation and review of federal and state tax returns for the Company. Price Waterhouse LLP has served as the Company's independent public accountant since the Company's inception. Price Waterhouse LLP has advised the Company that it has no material direct or indirect financial interest in the Company or its affiliates. The Company's Audit Committee recommended that Price Waterhouse LLP be selected as the Company's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Company to terminate such employment forthwith without any penalty. No representative of the firm of Price Waterhouse LLP is expected to attend the Annual Meeting.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICE WATERHOUSE LLP.

OTHER MATTERS

 Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters properly requiring a vote of shareholders arise, the Proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such Proxy discretionary authority to vote the Shares in respect of any such matters in accordance with their best judgment in the interest of the Company and its shareholders.

                             SHAREHOLDER PROPOSALS

 Notice is hereby given that any shareholder proposals for inclusion in proxy solicitation material for the next annual meeting, must be received by the Company at its principal executive offices, 333 South Hope Street, Los Angeles, CA 90071, by December 1, 1998. Any such proposals must comply with requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                              GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the Company and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Company's shares and is located at the Los Angeles and Brea addresses above and also at 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The solicitation of the enclosed Proxy is made by and on behalf of the Board of Directors of the Company. The cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Company. In addition to solicitation by mail, certain officers and directors of the Company, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

 A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE COMPANY AT 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CA 90071, OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

By Order of the Board of Directors,

Vincent P. Corti
SECRETARY

March 16, 1998

M       THIS NOTICE OF ANNUAL MEETING AND PROXY
         STATEMENT HAS BEEN PRINTED ON RECYCLED
         PAPER THAT MEETS THE GUIDELINES OF THE
         UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.




PROXY               THE INVESTMENT COMPANY OF AMERICA

PROXY SOLICITED ON         The undersigned hereby appoints M.J. Barbera, Vincent P. Corti,
BEHALF OF THE BOARD        C.D. Dunlop and Gregg E. Ireland, and each of them, his/her
OF DIRECTORS OF THE        true and lawful agents and proxies with full power of
COMPANY FOR THE            substitution to represent the undersigned at the Annual Meeting
ANNUAL MEETING OF          of Shareholders to be held at the Corporation Trust Center,
SHAREHOLDERS TO BE         1209 Orange Street, Wilmington, Delaware, on Thursday, April
HELD APRIL 28, 1998        28, 1998 at 10:00 a.m., on all matters coming before the
                           meeting.

                           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                           YOU DIRECTED.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE
                           VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEM 2.

                           Please sign exactly as you name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.
                           Fiduciaries should give full titles.




             THE INVESTMENT COMPANY OF AMERICA            PROXY


1.  Election of Directors:   ____ To vote for all nominees
    ____ To withhold your vote from all nominees

    Charles H. Black
    Ann S. Bowers
    Malcolm R. Currie
    William R. Grimsley
    Jon B. Lovelace, Jr.
    John G. McDonald
    Bailey Morris-Eck
    Richard G. Newman
    William C. Newton
    James W. Ratzlaff
    Olin C. Robison
    R. Michael Shanahan
    William J. Spencer

 To withhold your vote for any individual nominee, write the nominee's name(s) on the line below.
 _______________________________________________________________

2.  Ratification of selection of Price Waterhouse as independent accountant:
    ___ For ___ Against
    ___ Abstain

 In their discretion, upon other matters as may properly come before the meeting.
Shareholder(s)
please sign here    X________________________  X______________________________